Aquila Funds Trust

Aquila Opportunity Growth Fund

Supplement dated September 22, 2022

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

dated April 26, 2022

Effective August 31, 2022, the primary benchmark index for Aquila Opportunity Growth Fund changed to the CRSP U.S. Mid Cap Index. The Fund believes the CRSP U.S. Mid Cap Index reflects the Fund’s investment strategy. The Russell Midcap® Index is no longer a benchmark index of the Fund.

AQL-OGBPS-0922